 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 28, 2021
Date of Report (Date of earliest event reported)

LIGHTPATH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27548	86-0708398
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2603 Challenger Tech Court, Suite 100
Orlando, Florida 32826
(Address of principal executive office, including zip code)

(407) 382-4003
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	LPTH	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards providing pursuant to Section 13(a) of the Exchange Act. ☐

LightPath Technologies, Inc.
Form 8-K

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 28, 2021, the Board of Directors (the “Board”) of LightPath Technologies, Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s Bylaws (the “Bylaws”), effective as of the same date. Among other matters, the Bylaws have been amended and restated to reflect the following:

(a)
Mandatory Retirement Age Policy for Directors (Section 3.1) – No individual can stand for election or re-election, or be nominated to stand for election or re-election, to the Board if such person has attained or will attain seventy years of age prior to the date of election or re-election. The Board has the discretion to waive this provision if it deems to be in the best interests of the Company and its stockholders.

(b)
Director Overboarding (Section 3.1) – Directors cannot serve on more than two other company boards of directors, including boards of directors of public and private companies, in addition to the Company’s Board. This provision is not intended to limit service on boards of directors for any non-profit, not-for-profit, and other religious, charitable and philanthropic organizations.

(c)
Officer Overboarding (Section 5.1) – The Company’s Chief Executive Officer cannot serve on more than one other public company board of directors in addition to the Company’s Board. All other officers are prohibited from serving on private or public company board of directors during the respective term of service as an officer of the Company. The Board has the discretion to waive this provision if it deems to be in the best interests of the Company and its stockholders.

(d)
Minute-taking (Section 5.8(a)) – The Chairman of the Board may designate a person other than the Secretary to attend meetings of the Board and the stockholders and to take the minutes of such proceedings.

The foregoing is a summary of only certain of the changes contained in the Bylaws. Such summary is qualified in its entirety by reference to the Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of LightPath Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.

LIGHTPATH TECHNOLOGIES, INC.

Dated: February 2, 2021	By:	/s/ Donald O. Retreage, Jr.
Donald O. Retreage, Jr., Chief Financial Officer